3Q14 Financial and operating results for the period ended September 30, 2014 October 29, 2014 Unless otherwise specified, comparisons in this presentation are between 3Q14 and 3Q13. Exhibit 99.1

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 2 Forward-Looking Statements Certain statements made in this presentation should be considered forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about future results of operations and capital plans. We caution investors that these forward- looking statements are not guarantees of future performance, and actual results may differ materially. Investors should consider the important risks and uncertainties that may cause actual results to differ, including those included in our press release issued on October 28, 2014, our Quarterly Reports on Form 10-Q, our Annual Report on Form 10-K and other filings we make with the Securities and Exchange Commission. We assume no obligation to update this presentation, which speaks as of today’s date.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 3 Non-GAAP Measures This presentation contains the following financial measures that differ from the comparable measures under Generally Accepted Accounting Principles (GAAP): operating earnings measures; book value, excluding accumulated other comprehensive income (loss) per share; operating return measures; earnings before the net loss on the sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net revenue pursuant to transition and support services agreements, corporate interest expense, loss on extinguishment of debt and taxes; and debt to capital ratios, excluding accumulated other comprehensive income (loss). Reconciliations between those non-GAAP measures and the comparable GAAP measures are included in the Appendix, or on the page such measure is presented. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 4

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 5  Growth in the business and operating EPS  Bankers Life sales down due to weakness in recruiting; consistent sales growth at Washington National and Colonial Penn  Continued strength in key capital ratios  Ongoing return of capital to shareholders including repurchase of all outstanding warrants  Holding Company liquidity significantly enhanced by proceeds from sale of CLIC  Received upgrade from A.M. Best while maintaining positive outlook 3Q14 Summary CNO

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 6 CNO Compelling Per Share Growth Story  Diversified business model driving growth in operating earnings  Returned over $1.1 billion to shareholders via securities repurchases since 2011  Continued focus on execution and operating effectiveness Notable Items Operating Earnings Per Share Excluding Significant Items* Operating Earnings Excl. Significant Items* $62.8mm $69.5mm Weighted Average Shares Outstanding 229.3mm 215.5mm Significant EPS Growth * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. 3Q13 $0.27 3Q14 $0.32

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 7 3Q14 Sales and Distribution Results Bankers Life * MA/PDP sales are excluded from NAP in all periods ($ millions) Quarterly NAP* Med Advantage Policies Issued 1,729 16,814 1,075 2,154 1,660 Trailing 4-Quarters NAP $255.5 $260.1 $262.7 $262.6 $261.9 Collected Premiums $600.3 $640.3 $600.0 $612.4 $610.0 Trailing 4-Quarters Med Advantage Fee Income, Net $8.9 $9.1 $9.8 $10.6 $11.1 3Q13 $62.5 4Q13 $73.9 1Q14 $63.1 2Q14 $63.1 3Q14 $61.8  Q3 sales down 1%, YTD sales up 1% ‒ Revising 2014 NAP guidance to 0-3% growth  Shortfall in recruiting partially offset by productivity gains ‒ 5% increase in NAP per average agent  Collected premiums up 2% ‒ Collected premiums excluding annuities up 4% ‒ Annuity account values up 2%

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 8 Agent Recruiting and Productivity Bankers Life  New recruits down 11% YTD ‒ More competitive employment market ‒Average 3Q agent count down 6%  Continuing to achieve gains in agent productivity ‒ Elevating culture & retention ‒ Larger base of experienced agents  Sharpening focus to bolster candidate flow and new agent contracts ‒New applicant tracking system ‒New programs and sourcing ‒ Increased field support

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 9 Washington National 3Q14 Sales and Distribution Results ($ millions) Quarterly NAP Trailing 4-Quarters NAP $90.6 $94.0 $95.4 $97.4 $99.1  Sales up 7% ‒ Individual sales up 10% ‒ Worksite sales up 2%  Growth in PMA agent force ‒ Producing agents* up 16%  Supplemental health collected premiums up 4% ‒ Up 6% on a normalized** basis Supplemental Health Collected Premiums $122.7 $126.4 $125.9 $129.1 $127.1 3Q13 $23.9 4Q13 $26.2 1Q14 $22.0 2Q14 $25.3 3Q14 $25.6 * Total producing agents includes appointed agents with $1000 or more of NAP in the prior 12 months. ** Normalized for one-time catch-up premium refunds in 3Q14.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 10  Sales up 7% ‒ Strong web, term, and whole life product sales ‒ Improvement in marketing cost effectiveness  Continued solid sales pace ‒ February through September sales up 7%  In-force EBIT up 16% and collected premiums up 6% 3Q14 Sales and Distribution Results Colonial Penn ($ millions) Quarterly NAP Trailing 4-Quarters NAP $61.8 $62.2 $62.0 $62.7 $63.7 Collected Premiums $58.6 $58.5 $61.0 $60.9 $61.9 3Q13 $15.4 4Q13 $14.0 1Q14 $16.8 2Q14 $16.5 3Q14 $16.4

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 11 Business Investments and Sales Outlook  Sales force automation and CRM tools  Advanced life sales training  Grow Financial Advisor program  New applicant tracking system  New term & whole life growth (Patriot Program)  Web/digital strategy  Sales generation diversification  Telesales productivity Expect consolidated sales growth of 3% - 5% in 2014; remain committed to long term growth expectations  Worksite distribution expansion  New product introductions  Grow owned agency distribution  Geographic expansion Investments Expected Outcomes 2014 Sales Guidance  Growth in productivity and absolute size of agent force  0-3%  7-9%  5-7%  Expanded demographics, sales diversification and increased marketing effectiveness  Increased producing agents; growth in worksite sales

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 12 3Q14 Consolidated Financial Highlights CNO  Strong Overall Earnings ‒ Favorable normalized Medicare supplement and long-term care benefit ratios ‒ Continued growth in annuity account values and strong margins ‒ In-force earnings growth at Colonial Penn ‒ Elevated supplemental health benefit ratios ‒ Market volatility drove weaker corporate investment results  Capital & Liquidity ‒ RBC estimated at 425% and holding company leverage at 17.4% ‒ Holding company liquidity and investments of $432 million ‒ Deployed $189 million in the quarter, including share buybacks, warrant repurchase, common stock dividends and debt amortization  Other Items of Note ‒ Life recapture from Wilton Re benefited Bankers EBIT by ~$3 million in the quarter ‒ $57.4 million repurchase of 5.1 million warrants (3.3 million diluted shares)* ‒ 4Q assumption review aligned with loss recognition and cash flow testing work * Warrants repurchased at market and based on $17.57 (less $6.35 strike price) closing stock price on September 5, 2014.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 13 $(0.4) $3.8 $(3.0)) $(3.7) $(9.1) $(4.2) $(4.1) $(6.2) $3.8 $0.4 $(5.7) $(7.4) $80.6 $79.8 $84.2 $87.4 $98.3 $33.0 $37.8 $31.1 $32.3 $30.1 3Q13 4Q13 1Q14 2Q14 3Q14 Corporate CP OCB** BLC WN ($ millions) * A non-GAAP measure. See the Appendix for a reconciliation to the corresponding GAAP measure. ** OCB in prior quarters reflects losses from LTC reinsured and residual overhead expense allocated to Washington National and Bankers Life beginning 1Q14. No longer reporting on OCB beginning 1Q14. Segment Earnings 3Q14 Notable Items Segment EBIT Excluding Significant Items*  Bankers Life experienced favorable annuity, Medicare supplement and long-term care margins  Bankers Life results reflect recapture of Wilton Re life block  Washington National results impacted by weakness in supplemental health margins due to elevated claims  Colonial Penn results reflect growth in in-force earnings  Corporate results reflect unfavorable investment results tied to market volatility CNO 3Q13 229.3mm Weighted Average Diluted Shares Outstanding 3Q14 215.5mm $103.3 $109.9 $106.1 $119.7 $119.8

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 14 $122 $124 $126 $127 $126 55.1% 50.6% 53.0% 54.8% 56.0% 3Q13 4Q13 1Q14 2Q14 3Q14 Premium Reported Benefit Ratio ($ millions) * A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. Health Margins 3Q14 Highlights  Normalized Medicare supplement benefit ratio of ~68% reflecting positive claims  Growth in premium driven by improved persistency CNO Washington National Supplemental Health Interest-Adjusted* Bankers Life Long Term Care Interest-Adjusted* Bankers Life Medicare Supplement  Supplemental health normalized benefit ratio of ~55% reflects elevated claims  Growth in premium reflects continued strong sales and persistency  Normalized benefit ratios of ~79% reflect stable claims  Decline in premium reflects run-off of comprehensive policies and new business mix $191 $190 $195 $193 $194 67.0% 65.7% 67.7% 69.5% 66.2% 3Q13 4Q13 1Q14 2Q14 3Q14 $133 $131 $129 $127 $126 79.4% 80.0% 81.0% 79.2% 70.5% 3Q13 4Q13 1Q14 2Q14 3Q14

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 15 $10.7 $4.9 $4.2 $2.9 $8.1 $11.9 $4.9 $2.8 $1.3 $1.1 $4.4 $24,933 $25,272 $21,687 $350.7 $354.4 $348.1 $347.4 $300.1 3Q13 4Q13 1Q14 2Q14 3Q14 Net Investment Income Investment Results CNO ($ millions) Earned Yield*: 5.86% 5.85% 5.88% 5.83% 5.79% New Money Rate: 4.93% 5.01% 5.17% 5.36% 5.23% Average Invested Assets and Cash  3Q14 new money rate reflects emphasis on sustaining portfolio yields, low asset turnover and credit driven allocation strategy  Yields supported by favorable pre-pay/make-whole income Realized Gains, Losses and Impairments $13.5 $13.6 Gross Realized Gains Gross Realized Losses Impairments  3Q14 net realized gains and losses at low levels, reflecting emphasis on limiting portfolio turnover  One legacy private equity investment impairment of $2.8mm 3Q13 4Q13 1Q14 2Q14 * Earned Yield excludes floating rate FHLB. Pre-Pay / Call / Make- whole Income: $4.3 $5.0 $2.3 $5.5 $8.6 $25.5 $10.5 $45.6 $22.2 $9.5 $30.1 $16.0 $15.5 Realized Gains and Losses on OCB LTC sales $24,850 CLIC assets sold $5.9 3Q14 $17.3 $3,512 $3,492 $24,853 $11.1 $7.0

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 16 v v Capital Targets & Excess Capital Deployment CNO 2013 3Q14 2014 Y.E. Outlook RBC 410% 425% ~ 415% Liquidity $309mm $432mm ~ $400mm* Leverage** 16.9% 17.4% ~ 17% Key Capital Ratios 3Q Securities Repurchases  $107 million of common stock repurchases in Q3, $244 million YTD  $57 million repurchase of warrants  Securities repurchase guidance maintained at $350 to $400 million range for full year 2014  RBC remains strong; 3Q reflects CLIC transaction, investment results and timing of statutory dividend and surplus note payments  Leverage held steady despite significant return of capital in the quarter 2014 Capital Utilization Plan * Liquidity position reflects CLIC closing and assumes $375 million of share repurchases. ** A non-GAAP measure. Refer to the Appendix for the corresponding GAAP measure. Securities Repurchase $375 Common Stock Dividends $51 Debt Repayment / Financing Costs $60 Holdco Exp & Other $20 Interest $38 Traditional Life Recapture $28

ROE Development

CNO

Notable Items

- ROE trends reflect strength in earnings and OCB transactions
- Excluding OCB transactions, average equity is up ~$300 million year-over-year
- Developing headwinds:
  - Challenging new money investment rate environment
  - 2014 sales results and impact on insurance revenue
- Recapitalization catalyst recognizing low leverage and improved ratings profile

Normalized Operating ROE*



7.6%
8.6%
3Q13
3Q14

Operating ROE*:	7.9%	8.6%

* A non-GAAP measure. Refer to the Appendix for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 17

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 18  Addressing recruiting challenges at Bankers Life to re-energize sales; sustaining sales momentum at Washington National and Colonial Penn  Operational effectiveness; deploying technology to increase productivity and enhance the customer experience  Building shareholder value through deployment of excess capital ‒ Investments to drive organic growth ‒ Developing non-organic growth opportunities ‒ Return capital to shareholders Monitoring capital market conditions for recapitalization ‒ Balancing cost of capital with ratings improvement CNO Focus

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 19 Questions and Answers

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 20 Appendix

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 21  Mild : NMR held flat for 5 years then recovering over 4 additional years  Moderate: NMR reduced 50 bps in all years, recovering to a lower ultimate  Severe: NMR reduced 100 basis points and held flat indefinitely No mitigating management actions assumed LTC – “Low-For-Long” Rate Stress Tests From June 2014 Investor Conference Expanded New Money Rate (NMR) Stress Tests * Rates shown net of assumptions for investment expenses and defaults From a reserve perspective, low-rate risk is concentrated with LTC.... 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% 6.50% 7.00% 7.50% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 New Money Rate Assumptions 4th Quarter 2013 Mild Moderate Severe New money rates reflect significantly longer LTC duration

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 22 LTC – “Low-For-Long” Rates Sensitivity From June 2014 Investor Conference Observations  Reserve and capital impacts emerge under severe scenario as margins are exhausted  Mild and Moderate Scenarios: ‒ No material impact for GAAP or Stat ‒ Additional accruals for earnings pattern in the tail for GAAP  Severe Scenario: ‒ GAAP immediate impact due to loss recognition write-off and higher accruals to fund losses in the tail ‒ One time Stat increase of ~$120mm to address notably low new money rate Risk is manageable even under severe stress scenario; RBC impacted by 20-30 points $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 $50.0 2014 2015 2016 Net GAAP Earnings Impact Mild Moderate Severe ($ millions) FLR Accrual LR Write-off of Intangibles

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 23  Agent productivity  Branch and geographic expansion  New product development  Worksite platform  Operating efficiencies  Customer Experience Investments Driving Growth Investment Breakdown Investments in Key Initiatives in 2014 to Drive Above Industry Growth Rates Growth in Business Back Office Efficiencies & Capabilities Agent Growth and Expansion Customer Experience / Brand Awareness New Products and Market Reach ($ millions) 3Q13 3Q14 LTM NAP $408 $425 LTM Collected Premium* $2,384 $2,436 Bankers Annuity Account Values $7,317 $7,484 * Includes Bankers Life (excluding annuities), Washington National Supplemental Health and Colonial Penn. CNO Key Initiatives

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 24 3Q14 Holding Company Liquidity CNO ($ millions) 3Q14 YTD Cash and Investments Balance - Beginning $276.9 $309.0 Sources Net Dividends from Insurance Subsidiaries 59.0 * 174.0 Dividends from Non-insurance Subsidiaries - 9.5 Interest/Earnings on Corporate Investments 6.3 23.4 Surplus Debenture Interest 26.9 51.0 Service and Investment Fees, Net 28.0 67.4 Proceeds from CLIC Sale, Net 237.9 ** 232.9 *** Total Sources 358.1 558.2 Uses Interest 5.0 24.1 Share/Warrant Repurchases 163.3 296.9 Debt Payments 13.6 43.4 Common Stock Dividend 12.5 38.8 Holding Company Expenses and Other 1.5 18.7 Total Uses 195.9 421.9 Non-cash changes in investment balances (6.9) (13.1) Unrestricted Cash and Investments Balance - 09/30/2014 $432.2 $432.2 * Net of $28 million capital contribution to Bankers Life to fund the recapture of a block of life insurance. ** Includes the cash proceeds from the sale of CLIC received in 3Q2014; less amounts paid for transaction costs and related intercompany transactions. Excludes amount accrued for contingencies and transaction costs. *** Includes items described in (**) above plus transaction costs paid in 1Q2014 and 2Q2014. Excludes amount accrued for contingencies and transaction costs.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 25 $19.8 $79.3 $60.5 $275.0 $19.8 $79.3 $60.5 $4.2 $378.1 2014 2015 2016 2017 2018 2019 2020 Term Loan Senior Secured Notes Debt Maturity Profile ($ millions) $378.1 $275.0 CNO

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 26 Holding Company Investments at 9/30/14 CNO ($ millions) Cash & Money Market / Fixed Income $279.7 Equities $102.5 Portfolio strategy prioritizes consistent returns that utilize non-life tax benefits Cash & Money Market Fixed Income Equities Alternatives -0.19% 1.14% 3Q14 0.03% 0.12% Investment Allocation Investment Performance Alternatives $50.0

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 27 $69.8 $180.3 $118.4 $244.0 $342.0 $134.2 $57.4 2011 2012 2013 YTD2014 Share Repurchases Convertible/Warrant Repurchases Returning Capital to our Shareholders CNO  Since initiating the share buyback program, repurchased equivalent of 107 million shares, leading to a 35%* reduction in weighted average diluted shares outstanding  Cumulative investment of $1.1B in stock and stock equivalents for an effective average price of $10.68 per share through 9/30/14  Paid $77mm in dividends since initiating dividend program Total Securities Repurchases * Calculated using 107 million shares as a percentage of 1Q11 weighted average diluted shares outstanding. Common Stock Dividends $ - $13.9 $24.3 $38.8 Highlights ($ in millions) $69.8 $522.3 $252.6 $301.5 WA Diluted Shares Outstanding 307.5mm 215.8mm

Leveraging Considerable Tax Assets

CNO

($ millions)

3Q 2014 Loss Carryforwards



$1,097
Life
$220
Non-Life
$877
$269*
Non-Life
Loss Carryforwards
Valuation Allowance

2014 Outlook and Value

- Expect modest future valuation allowance releases as taxable income stabilizes
- Annual cash flows are expected to be reduced by $50 million in 2016 as life NOL's are fully utilized
- Estimated economic value of ~$550 million @ 10% discount rate

* Reflects $17 million reduction in 3Q14, primarily reflecting the impact of higher levels of projected future taxable income used to determine recoverable net operating loss carryforwards. Excludes $11 million related to net state operating loss carryforwards.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 28

3Q13 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2013 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 86.3	$ (5.7) (1)	$ 80.6
Washington National	33.0	-	33.0
Colonial Penn	(4.2)	-	(4.2)
Other CNO Business	(5.7)	-	(5.7)
EBIT from business segments continuing after the CLIC sale	109.4	(5.7)	103.7
Corporate Operations, excluding corporate interest expense	9.4	(9.8) (2)	(0.4)
EBIT from operations continuing after the CLIC sale	118.8	(15.5)	103.3
Corporate interest expense	(11.7)	-	(11.7)
Operating earnings before tax	107.1	(15.5)	91.6
Tax expense on operating income	34.4	(5.6)	28.8
Net operating income *	$ 72.7	$ (9.9)	$ 62.8
Net operating income per diluted share*	$ 0.32	$ (0.05)	$ 0.27

(1) Pre-tax earnings in the Bankers Life segment included $5.7 million of favorable reserve developments in the Medicare supplement block.

(2) Pre-tax earnings in the Corporate segment included a $9.8 million reduction in net expenses related to the impact of higher interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 29

4Q13 Significant Items

CNO

The table below summarizes the financial impact of the significant item on our 4Q2013 net operating income. Management believes that identifying the impact of this items enhances the understanding of our operating results (dollars in millions).

	Three months ended December 31, 2013		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 83.0	$ (3.2) (1)	$ 79.8
Washington National	37.8	-	37.8
Colonial Penn	(4.1)	-	(4.1)
Other CNO Business	(7.4)	-	(7.4)
EBIT from business segments continuing after the CLIC sale	109.3	(3.2)	106.1
Corporate Operations, excluding corporate interest expense	3.8	-	3.8
EBIT from operations continuing after the CLIC sale	113.1	(3.2)	109.9
Corporate interest expense	(11.4)	-	(11.4)
Operating earnings before tax	101.7	(3.2)	98.5
Tax expense on operating income	35.5	(1.2)	34.3
Net operating income *	$ 66.2	$ (2.0)	$ 64.2
Net operating income per diluted share*	$ 0.29	$ (0.01)	$ 0.28

(1) Pre-tax earnings in the Bankers Life segment included: (i) $5.8 million of favorable reserve developments in the Medicare supplement block; net of ($2.6 million of net unfavorable adjustments primarily related to reserves established for remediation efforts.

* A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014

30

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 31 The table below summarizes the financial impact of the significant item on our 1Q2014 net operating income. Management believes that identifying the impact of this item enhances the understanding of our operating results (dollars in millions). Net Operating Income: Bankers Life $ 84.2 $ - $ 84.2 Washington National Colonial Penn EBIT from business segments continuing after the CLIC sale Corporate Operations, excluding corporate interest expense (1) EBIT from operations continuing after the CLIC sale Corporate interest expense Operating earnings before tax Tax expense on operating income Net operating income * $ 59.9 $ 1.9 $ 61.8 Net operating income per diluted share* $ 0.27 $ 0.01 $ 0.28 (1) Pre-tax earnings in the Corporate segment reflected higher expenses of $3 million primarily related to accrual adjustments for incentive compensation. 92.0 3.0 95.0 32.1 1.1 (6.0) 3.0 (3.0) 33.2 103.1 3.0 106.1 (11.1) - (11.1) (6.2) - (6.2) 109.1 - 109.1 31.1 - 31.1 Three months ended March 31, 2014 Actual results Significant items Excluding significant items 1Q14 Significant Items CNO * A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure.

2Q14 Significant Items

CNO

The table below summarizes the financial impact of the significant items on our 2Q2014 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended June 30, 2014		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 87.4	$ -	$ 87.4
Washington National	32.3	-	32.3
Colonial Penn	3.8	-	3.8
EBIT from business segments continuing after the CLIC sale	123.5	-	123.5
Corporate Operations, excluding corporate interest expense	(15.5)	11.8 (1)	(3.7)
EBIT from operations continuing after the CLIC sale	108.0	11.8	119.8
Corporate interest expense	(11.1)	-	(11.1)
Operating earnings before tax	96.9	11.8	108.7
Tax expense on operating income	33.2	4.2	37.4
Net operating income *	$ 63.7	$ 7.6	$ 71.3
Net operating income per diluted share*	$ 0.29	$ 0.03	$ 0.32

(1) Pre-tax earnings in the Corporate segment reflected an increase in expenses of $11.8 million related to the impact of changes in interest rates on the values of liabilities for agent deferred compensation and former executive retirement annuities.

* A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014

32

3Q14 Significant Items

CNO

The table below summarizes the financial impact of significant items on our 3Q2014 net operating income. Management believes that identifying the impact of these items enhances the understanding of our operating results (dollars in millions).

	Three months ended September 30, 2014		
	Actual results	Significant items	Excluding significant items
Net Operating Income:			
Bankers Life	$ 111.8	$ (13.5) (1)	$ 98.3
Washington National	27.6	2.5 (2)	30.1
Colonial Penn	0.4	-	0.4
EBIT from business segments continuing after the CLIC sale	139.8	(11.0)	128.8
Corporate Operations, excluding corporate interest expense	(9.1)	-	(9.1)
EBIT from operations continuing after the CLIC sale	130.7	(11.0)	119.7
Corporate interest expense	(10.9)	-	(10.9)
Operating earnings before tax	119.8	(11.0)	108.8
Tax expense on operating income	43.2	(3.9)	39.3
Net operating income *	$ 76.6	$ (7.1)	$ 69.5
Net operating income per diluted share*	$ 0.35	$ (0.03)	$ 0.32

(1) Pre-tax earnings in the Bankers Life segment included $11.0 million of favorable reserve developments in Bankers Life's long-term care block (including $2.8 million of favorable one-time catch-up reserve releases related to the use of a new process to identify changes in the status of our insureds in a more timely manner) and $2.5 million of favorable reserve developments in the Medicare supplement block.

(2) Pre-tax earnings in the Washington National segment included $2.5 million of unfavoarable premium refunds in the supplemental health block (related to the same process used on Bankers Life's long-term care block to identify changes in the status of our insureds in a more timely manner).

* A non-GAAP measure. See pages 34 and 36 for a reconciliation to the corresponding GAAP measure.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014

33

Quarterly Earnings

CNO

($ millions)

	3Q13	4Q13	1Q14	2Q14	3Q14
Bankers Life	$ 86.3	$ 83.0	$ 84.2	$ 87.4	$ 111.8
Washington National	33.0	37.8	31.1	32.3	27.6
Colonial Penn	(4.2)	(4.1)	(6.2)	3.8	0.4
Other CNO Business	(5.7)	(7.4)	-	-	-
EBIT from business segments continuing after the CLIC sale	109.4	109.3	109.1	123.5	139.8
Corporate operations, excluding interest expense	9.4	3.8	(6.0)	(15.5)	(9.1)
EBIT* from operations continuing after the CLIC sale	118.8	113.1	103.1	108.0	130.7
Corporate interest expense	(11.7)	(11.4)	(11.1)	(11.1)	(10.9)
Operating earnings before taxes	107.1	101.7	92.0	96.9	119.8
Tax expense on period income	34.4	35.5	32.1	33.2	43.2
Net operating income	72.7	66.2	59.9	63.7	76.6
Earnings of CLIC prior to being sold, net of taxes	5.5	9.7	6.7	8.5	-
Net loss on sale of CLIC and gain (loss) on reinsurance transactions, including impact of taxes	-	(63.3)	(298.0)	2.5	22.9
Net realized investment gains (losses), net of related amortization and taxes	(1.1)	9.1	13.6	7.5	2.6
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	2.2	7.4	(7.2)	(4.8)	-
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net of taxes	(3.0)	(2.4)	(3.0)	(2.9)	(2.4)
Net revenue pursuant to transition and support services agreements, net of taxes	-	-	-	-	0.9
Loss on extinguishment of debt, net of taxes	-	-	-	(0.4)	-
Net income (loss) before valuation allowance for deferred tax assets and other tax items	76.3	26.7	(228.0)	74.1	100.6
Valuation allowance for deferred tax assets and other tax items	206.7	79.3	-	4.0	16.8
Net income (loss)	$ 283.0	$ 106.0	$ (228.0)	$ 78.1	$ 117.4

*Management believes that an analysis of earnings before the net loss on sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized investment gains (losses), fair value changes in embedded derivative liabilities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net revenue pursuant to transition and support services agreements, corporate interest expense, loss on extinguishment of debt and taxes ("EBIT," a non-GAAP financial measure) provides a clearer comparison of the operating results of the company quarter-over-quarter because it excludes: (1) the net loss on sale of CLIC and gain (loss) on reinsurance transactions, (2) the earnings of CLIC prior to being sold; (3) gain (loss) related to reinsurance transactions; (4) net realized investment gains (losses); (5) fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities that are unrelated to the company's underlying fundamentals; (6) equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities; (7) net revenue pursuant to transition and support services agreements; (8) corporate interest expense; and (9) loss on extinguishment of debt. The table above provides a reconciliation of EBIT to net income.

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CNO Financial Group | 3Q2014 Earnings | October 29, 2014 35 The following provides additional information regarding certain non-GAAP measures used in this presentation. A non-GAAP measure is a numerical measure of a company’s performance, financial position, or cash flows that excludes or includes amounts that are normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. While management believes these measures are useful to enhance understanding and comparability of our financial results, these non-GAAP measures should not be considered as substitutes for the most directly comparable GAAP measures. Additional information concerning non-GAAP measures is included in our periodic filings with the Securities and Exchange Commission that are available in the “Investors – SEC Filings” section of CNO’s website, www.CNOinc.com. Operating earnings measures Management believes that an analysis of net income applicable to common stock before net loss on sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net revenue pursuant to transition and support services agreements, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Information Related to Certain Non-GAAP Financial Measures

Information Related to Certain Non-GAAP Financial Measures

A reconciliation of net income applicable to common stock to net operating income (and related per-share amounts) is as follows (dollars in millions, except per-share amounts):

	3Q13	4Q13	1Q14	2Q14	3Q14
Net income applicable to common stock	$ 283.0	$ 106.0	$ (228.0)	$ 78.1	$ 117.4
Earnings of CLIC prior to being sold (net of taxes)	(5.5)	(9.7)	(6.7)	(8.5)	-
Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes)	-	63.3	298.0	(2.5)	(22.9)
Net realized investment (gains) losses, net of related amortization and taxes	1.1	(9.1)	(13.6)	(7.5)	(2.6)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(2.2)	(7.4)	7.2	4.8	
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest					-
entities	3.0	2.4	3.0	2.9	2.4
Net revenue pursuant to transition and support services agreements (net of taxes)	-	-	-	-	(0.9)
Valuation allowance for deferred tax assets and other tax items	(206.7)	(79.3)	-	(4.0)	(16.8)
Loss on extinguishment of debt (net of taxes)	-	-	-	0.4	-
Net operating income (a non-GAAP financial measure)	$ 72.7	$ 66.2	$ 59.9	$ 63.7	$ 76.6
Per diluted share:					
Net income (loss)	$ 1.23	$ 0.47	$ (1.03)	$ 0.35	$ 0.54
Earnings of CLIC prior to being sold (net of taxes)	(0.02)	(0.04)	(0.03)	(0.04)	-
Net loss on sale of CLIC and gain (loss) on reinsurance transactions (including impact of taxes)	-	0.28	1.35	(0.01)	(0.11)
Net realized investment (gains) losses, net of related amortization and taxes	0.01	(0.04)	(0.06)	(0.03)	(0.01)
Fair value changes in embedded derivative liabilities, net of related amortization and taxes	(0.01)	(0.04)	0.03	0.02	-
Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities	0.01	0.01	0.01	0.02	0.01
Net revenue pursuant to transition and support services agreements (net of taxes)	-	-	-	-	-
Valuation allowance for deferred tax assets and other tax items	(0.90)	(0.35)	-	(0.02)	(0.08)
Loss on extinguishment of debt (net of taxes)	-	-	-	-	-
Net operating income (a non-GAAP financial measure)	$ 0.32	$ 0.29	$ 0.27	$ 0.29	$ 0.35

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 36

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 37 3Q13 4Q13 1Q14 (a) 2Q14 3Q14 Operating income 72.7$ 66.2$ 59.9$ 63.7$ 76.6$ Weighted average shares outstanding for basic earnings per share 222,876 221,056 220,307 216,538 210,525 Effect of dilutive securities on weighted average shares: 7% Debentures 839 - - - - Stock options, restricted stock and performance units 2,858 3,005 - 2,390 2,447 Warrants (b) 2,774 3,040 - 3,180 2,486 Weighted average shares outstanding for diluted earnings per share 229,347 227,101 220,307 222,108 215,458 Operating earnings per diluted share 0.32$ 0.29$ 0.27$ 0.29$ 0.35$ A reconciliation of operating income and shares used to calculate basic and diluted operating earnings per share is as follows (dollars in millions, except per-share amounts, and shares in thousands): Information Related to Certain Non-GAAP Financial Measures (a) Equivalent common shares of 5,803.0 were not included in the diluted weighted average shares outstanding due to the net loss recognized in 1Q14. (b) All outstanding warrants were repurchased in September 2014.

Information Related to Certain Non-GAAP Financial Measures

Book value per diluted share

Book value per diluted share reflects the potential dilution that could occur if outstanding stock options and warrants were exercised, restricted stock and performance units were vested and convertible securities were converted. The dilution from options, warrants, restricted shares and performance units is calculated using the treasury stock method. Under this method, we assume the proceeds from the exercise of the options and warrants (or the unrecognized compensation expense with respect to restricted stock and performance units) will be used to purchase shares of our common stock at the closing market price on the last day of the period. In addition, the calculation of this non-GAAP measure differs from the corresponding GAAP measure because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non-GAAP measure is useful because it removes the volatility that arises from changes in the unrealized appreciation (depreciation) of our investments.

A reconciliation from book value per share to book value per diluted share, excluding accumulated other comprehensive income (loss) is as follows (dollars in millions, except per share amounts):

	3Q13	4Q13	1Q14	2Q14	3Q14
Total shareholders' equity	$ 4,786.6	$ 4,955.2	$ 4,710.2	$ 4,844.3	$ 4,722.0
Shares outstanding for the period	222,007,214	220,323,823	219,266,947	213,755,190	207,640,050
Book value per share	$ 21.56	$ 22.49	$ 21.48	$ 22.66	$ 22.74
Total shareholders' equity	$ 4,786.6	$ 4,955.2	$ 4,710.2	$ 4,844.3	$ 4,722.0
Less accumulated other comprehensive income	(634.0)	(731.8)	(766.2)	(926.1)	(859.3)
Adjusted shareholders' equity excluding AOCI	$ 4,152.6	$ 4,223.4	$ 3,944.0	$ 3,918.2	$ 3,862.7
Shares outstanding for the period	222,007,214	220,323,823	219,266,947	213,755,190	207,640,050
Dilutive common stock equivalents related to:					
Warrants, stock options, restricted stock and performance units	5,686,148	6,543,950	5,839,726	5,780,892	2,406,402
Diluted shares outstanding	227,693,362	226,867,773	225,106,673	219,536,082	210,046,452
Book value per diluted share (a non-GAAP financial measure)	$ 18.24	$ 18.62	$ 17.52	$ 17.85	$ 18.39

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Information Related to Certain Non-GAAP Financial Measures

Interest-adjusted benefit ratios

The interest-adjusted benefit ratio (a non-GAAP measure) is calculated by dividing the product's insurance policy benefits less imputed interest income on the accumulated assets backing the insurance liabilities by insurance policy income. Interest income is an important factor in measuring the performance of longer duration health products. The net cash flows generally cause an accumulation of amounts in the early years of a policy (accounted for as reserve increases), which will be paid out as benefits in later policy years (accounted for as reserve decreases). Accordingly, as the policies age, the benefit ratio will typically increase, but the increase in the change in reserve will be partially offset by the imputed interest income earned on the accumulated assets. The interest-adjusted benefit ratio reflects the effects of such interest income offset. Since interest income is an important factor in measuring the performance of these products, management believes a benefit ratio, which includes the effect of interest income, is useful in analyzing product performance.

	3Q13	4Q13	1Q14	2Q14	3Q14
Bankers Life					
Long-term care benefit ratios					
Earned premium	$ 132.6	$ 130.9	$ 129.1	$ 127.4	$ 125.5
Benefit ratio before imputed interest income on reserves	128.4%	130.0%	131.9%	131.2%	123.6%
Interest-adjusted benefit ratio	79.4%	80.0%	81.0%	79.2%	70.5%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 27.3	$ 26.1	$ 24.5	$ 26.5	$ 36.9
Washington National					
Supplemental health benefit ratios					
Earned premium	$ 121.8	$ 124.4	$ 125.8	$ 126.8	$ 125.8
Benefit ratio before imputed interest income on reserves	81.7%	76.7%	78.9%	80.3%	81.9%
Interest-adjusted benefit ratio	55.1%	50.6%	53.0%	54.8%	56.0%
Underwriting margin (earned premium plus imputed interest income on reserves less policy benefits)	$ 54.7	$ 61.5	$ 59.1	$ 57.4	$ 55.2

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CNO Financial Group | 3Q2014 Earnings | October 29, 2014 40 Information Related to Certain Non-GAAP Financial Measures Operating return measures Management believes that an analysis of net income applicable to common stock before the net loss on sale of CLIC and gain (loss) on reinsurance transactions, the earnings of CLIC prior to being sold, net realized gains or losses, fair value changes due to fluctuations in the interest rates used to discount embedded derivative liabilities related to our fixed index annuities, equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities, net revenue pursuant to transition and support services agreements, loss on extinguishment of debt and changes in our valuation allowance for deferred tax assets (“net operating income,” a non-GAAP financial measure) is important to evaluate the performance of the Company and is a key measure commonly used in the life insurance industry. Management uses this measure to evaluate performance because these items are unrelated to the Company’s continuing operations. Management also believes that an operating return, excluding significant items, is important as the impact of these items enhances the understanding of our operating results. This non-GAAP financial measure also differs from return on equity because accumulated other comprehensive income (loss) has been excluded from the value of equity used to determine this ratio. Management believes this non-GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. In addition, our equity includes the value of significant net operating loss carryforwards (included in income tax assets). In accordance with GAAP, these assets are not discounted, and accordingly will not provide a return to shareholders (until after it is realized as a reduction to taxes that would otherwise be paid). Management believes that excluding this value from the equity component of this measure enhances the understanding of the effect these non-discounted assets have on operating returns and the comparability of these measures from period-to-period. Operating return measures are used in measuring the performance of our business units and are used as a basis for incentive compensation.

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 41 Information Related to Certain Non-GAAP Financial Measures The calculations of: (i) operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure); (ii) operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non- GAAP financial measure); and (iii) return on equity are as follows (dollars in millions): 3Q13 4Q13 1Q14 2Q14 3Q14 Operating income 238.7$ 248.4$ 262.7$ 262.5$ 266.4$ Operating income, excluding significant items 230.9$ 236.0$ 246.2$ 260.1$ 266.8$ Net Income 473.2$ 478.0$ 238.1$ 239.1$ 73.5$ Average common equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,026.9$ 3,092.4$ 3,126.8$ 3,121.5$ 3,097.9$ Average common shareholders' equity 4,896.4$ 4,849.7$ 4,798.2$ 4,791.5$ 4,816.0$ Operating return on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryfo wards (a non-GAAP financial measure) 7.9% 8.0% 8.4% 8.4% 8.6% Operating return, excluding significant items, on equity, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 7.6% 7.6% 7.9% 8.3% 8.6% Return on equity 9.7% 9.9% 5.0% 5.0% 1.5% Trailing twelve months ended (Continued on next page)

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 42 Information Related to Certain Non-GAAP Financial Measures The following summarizes: (i) operating earnings; (ii) significant items; (iii) operating earnings, excluding significant items; and (iv) net income (dollars in millions): Operating Operating earnings, earnings, excluding Net excluding significant income - Operating Significant significant items - trailing Net trailing earnings items (a) items four quarters income four quarters 4Q12 56.5 2.6 59.1 - 101.2 - 1Q13 45.6 6.0 51.6 - 11.9 - 2Q13 63.9 (6.5) 57.4 - 77.1 - 3Q13 72.7 (9.9) 62.8 230.9 283.0 473.2 4Q13 66.2 (2.0) 64.2 236.0 106.0 478.0 1Q14 59.9 1.9 61.8 246.2 (228.0) 238.1 2Q14 63.7 7.6 71.3 260.1 78.1 239.1 3Q14 76.6 (7.1) 69.5 266.8 117.4 73.5 (a) - The significant items have been discussed in prior press releases (Continued on next page)

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 43 Information Related to Certain Non-GAAP Financial Measures A reconciliation of pretax operating earnings (a non-GAAP financial measure) to net income is as follows (dollars in millions): 3Q13 4Q13 1Q14 2Q14 3Q14 Pretax operating earnings (a non-GAAP financial measure) 369.5$ 378.3$ 399.0$ 397.7$ 410.4$ Income tax (expense) benefit (130.8) (129.9) (136.3) (135.2) (144.0) Operating return 238.7 248.4 262.7 262.5 266.4 Earnings of CLIC prior to being sold, net of taxes 19.1 25.5 26.7 30.4 24.9 Net loss on sale of CLIC and gain (loss) on reinsurance transactions, inculding impact of taxes - (63.3) (361.3) (358.8) (335.9) Net realized investment gains, net of related amortization and taxes 18.7 16.8 22.4 29.1 32.8 Fair value changes in embedded derivative liabilities, net of related amortization and taxes 18.2 23.0 14.5 (2.4) (4.6) Equity in earnings of certain non-strategic investments and earnings attributable to variable interest entities (net of taxes) (7.5) (9.9) (11.1) (11.3) (10.7) Net revenue pursuant to transition and support services agreements (net of taxes) - - - - - L ss n extinguishment of debt (net of taxes) (64.7) (64.0) (6.8) (0.4) 0.5 Valuation allowance for deferred tax assets and other tax items 250.7 301.5 291.0 290.0 100.1 Net income 473.2$ 478.0$ 238.1$ 239.1$ 73.5$ Twelve months ended (Continued on next page)

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 44 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 1Q12 2Q12 3Q12 4Q12 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,057.1$ 3,129.9$ 2,938.8$ 2,976.9$ Net operating loss carryforwards 817.9 772.4 893.0 875.0 Accumulated other comprehensive income 808.0 990.8 1,234.4 1,197.4 Common shareholders' equity 4,683.0$ 4,893.1$ 5,066.2$ 5,049.3$ 1Q13 2Q13 3Q13 4Q13 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,002.9$ 3,067.6$ 3,181.9$ 3,258.1$ Net operating loss carryforwards 855.0 815.7 970.7 965.3 Accumulated other comprehensive income 1,170.7 698.1 634.0 731.8 Common shareholders' equity 5,028.6$ 4,581.4$ 4,786.6$ 4,955.2$ 1Q14 2Q14 3Q14 Consolidated capital, excluding accumulated other comprehensive i co e (l ss) and net operating loss carryforwards (a non-GAAP financial measure) 2,996.0$ 3,032.6$ 3,028.0$ Net operating loss carryforwards 948.0 885.6 834.7 Accumulated other comprehensive income 766.2 926.1 859.3 Common shareholders' equity 4,710.2$ 4,844.3$ 4,722.0$

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 45 Information Related to Certain Non-GAAP Financial Measures A reconciliation of consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) to common shareholders’ equity, is as follows (dollars in millions): 3Q13 4Q13 1Q14 2Q14 3Q14 Consolidated capital, excluding accumulated other comprehensive income (loss) and net operating loss carryforwards (a non-GAAP financial measure) 3,026.9$ 3,092.4$ 3,126.8$ 3,121.5$ 3,097.9$ - Net operating loss carryforwards 869.4 890.4 913.3 933.7 925.4 Accumulated other comprehensive income 1,000.1 866.9 758.1 736.0 792.7 Common shareholders' equity 4,896.4$ 4,849.7$ 4,798.2$ 4,791.2$ 4,816.0$ Trailing Four Quarter Average

CNO Financial Group | 3Q2014 Earnings | October 29, 2014 46 Information Related to Certain Non-GAAP Financial Measures 3Q13 4Q13 1Q14 2Q14 3Q14 Corporate notes payable 868.6$ 856.4$ 844.1$ 827.3$ 814.0$ Total shareholders' equity 4,786.6 4,955.2 4,710.2 4,844.3 4,722.0 Total capital 5,655.2$ 5,811.6$ 5,554.3$ 5,671.6$ 5,536.0$ orporat debt to capital 15.4% 14.7% 15.2% 14.6% 14.7% Corporate notes payable 868.6$ 856.4$ 844.1$ 827.3$ 814.0$ Total shareholders' equity 4,786.6 4,955.2 4,710.2 4,844.3 4,722.0 Less accumulated other comprehensive income (634.0) (731.8) (766.2) (926.1) (859.3) Total capital 5,021.2$ 5,079.8$ 4,788.1$ 4,745.5$ 4,676.7$ Debt to total capital ratio, excluding AOCI (a non-GAAP financial measure) 17.3% 16.9% 17.6% 17.4% 17.4% Debt to capital ratio, excluding accumulated other comprehensive income (loss) The debt to capital ratio, excluding accumulated other comprehensive income (loss), differs from the debt to capital ratio because accumulated other comprehensive income (loss) has been excluded from the value of capital used to determine this measure. Management believes this non- GAAP financial measure is useful because it removes the volatility that arises from changes in accumulated other comprehensive income (loss). Such volatility is often caused by changes in the estimated fair value of our investment portfolio resulting from changes in general market interest rates rather than the business decisions made by management. A reconciliation of these ratios is as follows ($ in millions):